UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 15, 2016

Date of Report (Date of Earliest Event Reported)

Fortive Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37654	47-5654583
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6920 Seaway Blvd

Everett, WA 98203

(Address of principal executive offices)

Registrant’s telephone number, including area code: (425) 446-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Fortive Corporation (the “Company”) previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form 10, initially filed on December 3, 2015 (as amended, the “Registration Statement”), relating to the separation of the Company from Danaher Corporation (“Danaher”) and the distribution of Fortive’s outstanding common stock held by Danaher to Danaher’s stockholders (other than fractional shares, which will be aggregated and sold into the public market and the proceeds distributed to Danaher stockholders) (the “Distribution”). On May 20, 2016, the Registration Statement was declared effective by the SEC. The Registration Statement includes a preliminary information statement that describes the Distribution and provides important information regarding the Company’s business and management.

The final information statement, dated June 15, 2016 (the “Information Statement”), is attached hereto as Exhibit 99.1. On or about June 15, 2016, Danaher will mail the Information Statement to its stockholders of record as of close of business on June 15, 2016 (the “Record Date”).

As further described in the Information Statement, Danaher expects to distribute one share of the Company’s common stock for every two shares of Danaher common stock held as of the Record Date. Subject to the satisfaction or waiver of the conditions for the Distribution, which are described in the Information Statement, the Distribution is expected to occur on July 2, 2016. Because July 2, 2016 is a Saturday and not a business day, the shares are expected to be credited to “street name” stockholders through the Depository Trust Corporation (DTC) on the first trading day thereafter, Tuesday, July 5, 2016. The Company’s common stock is expected to begin trading “regular way” on the New York Stock Exchange under the ticker symbol “FTV” on July 5, 2016, the first trading day following the Distribution.

Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the U.S. Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Information Statement of Fortive Corporation, dated June 15, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTIVE CORPORATION

By:	/s/ Daniel B. Kim
Name: Daniel B. Kim
Title: Associate General Counsel

Date: June 15, 2016

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Information Statement of Fortive Corporation, dated June 15, 2016